Exhibit 24

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and PETER O’DONNELL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended December 28, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Margaret Shân Atkins

Print Name:	Margaret Shân Atkins

Title:	Director

Date:	1/18/2014

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and PETER O’DONNELL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended December 28, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Mickey P. Foret

Print Name:	Mickey P. Foret

Title:	Director

Date:	2/4/2014

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and PETER O’DONNELL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended December 28, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Frank M. Gambino

Print Name:	Frank M. Gambino

Title:	Director

Date:	2/5/2014

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and PETER O’DONNELL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended December 28, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Douglas A. Hacker

Print Name:	Douglas A. Hacker

Title:	Director

Date:	1/19/2014

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and PETER O’DONNELL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended December 28, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Yvonne R. Jackson

Print Name:	Yvonne R. Jackson

Title:	Director

Date:	1/24/2014

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and PETER O’DONNELL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended December 28, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Elizabeth A. Nickels

Print Name:	Elizabeth A. Nickels

Title:	Director

Date:	1/30/2014

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and PETER O’DONNELL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended December 28, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Timothy J. O’Donovan

Print Name:	Timothy J. O’Donovan

Title:	Director

Date:	1/22/2014

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and PETER O’DONNELL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended December 28, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Hawthorne L. Proctor

Print Name:	Hawthorne L. Proctor

Title:	Director

Date:	1/18/2014

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and PETER O’DONNELL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended December 28, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Craig C. Sturken

Print Name:	Craig C. Sturken

Title:	Director, Chair

Date:	1/21/2014

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and PETER O’DONNELL, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended December 28, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ William R. Voss

Print Name:	William R. Voss

Title:	Director

Date:	1/27/2014